Land Use Rights, Net (Details) - Land use rights	Dec. 31, 2015 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
Land use rights, net
Land use right at cost	$ 22,287,600	¥ 144,726,756	¥ 144,726,756
Accumulated amortization	(1,760,807)	(11,433,974)	(8,601,396)
Total	20,526,793	133,292,782	136,125,360
Amount pledged as collateral for borrowings from the financial institutions	$ 859,597	¥ 5,581,879	¥ 5,712,909